UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant	☒

Filed by a party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

LQR HOUSE INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

LQR HOUSE INC.
6538 Collins Ave. Suite 344

Miami Beach, Florida 33141
(786) 389-9771
www.lqrhouse.com

[*], 2025

Dear Stockholder:

We are pleased to invite you to attend the 2025 Annual Meeting of Stockholders of LQR House Inc. (the “Annual Meeting”). The Annual Meeting will be held virtually via live webcast on Friday, May 30, 2025 at 5:00 p.m. Eastern Time.

Stockholders will NOT be able to attend the Annual Meeting in person. The Annual Meeting will be accessible only over the internet. Please see “Questions and Answers About the Meeting and Voting— What do I need to do now to vote at the Annual Meeting?” in the proxy statement (the “Proxy Statement”) accompanying this letter for information on how to attend, submit questions and vote at the Annual Meeting

We are making available to you the accompanying Notice of Annual Meeting (“Notice”), Proxy Statement and form of proxy card or voting instruction form on or about [*], 2025. We have elected to utilize the “full set delivery” option of providing paper copies of all of our proxy materials by mail. Our proxy materials are also electronically available at www.proxyvote.com. Additional details regarding admission to, and the business to be conducted at, the Annual Meeting are described in the accompanying Notice and Proxy Statement.

Only stockholders of record at the close of business on April 3, 2025 are entitled to notice of, and to vote at, the Annual Meeting.

Your vote is important. Regardless of whether you plan to attend the Annual Meeting, we hope that you will vote as soon as possible. You may vote over the internet, by telephone or by mailing in a proxy card. Please review the instructions on the proxy card or voting instruction form regarding each of these voting options. Voting will ensure your representation at the Annual Meeting regardless of whether you attend the Annual Meeting.

Thank you for your on-going support of LQR House Inc.

Sincerely,

/s/ Sean Dollinger
Sean Dollinger
Director and Chief Executive Officer

LQR HOUSE INC.
6538 COLLINS AVE. SUITE 344

MIAMI BEACH, FLORIDA 33141

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
ON
FRIDAY, MAY 30, 2025 AT 5:00 PM, EASTERN TIME

VIA A LIVE WEBCAST ONLY

ITEMS OF BUSINESS:

The 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of LQR House Inc. (“LQR,” “LQR House,” or the “Company”) will be held virtually via live webcast on Friday, May 30, 2025 at 5:00 p.m. Eastern Time for the following purposes:

(1)	to elect Sean Dollinger, Yilin Lu, Lijun Chen, Jing Lu, and Hong Chun Yeung as directors of the Board of Directors of the Company to serve until the 2026 Annual Meeting of the Stockholders of the Company;

(2)	to ratify the appointment of Enrome LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2025 (the “Auditor Appointment Proposal”);

(3)	to approve an amendment to the Company’s Articles of Incorporation to increase the number of shares of common stock, par value $0.0001 per share, authorized for issuance thereunder from 10,000,000 to 350,000,000 (the “Increase of Authorized Stock Proposal”).

(4)	to approve adjourning the Annual Meeting, if necessary, to solicit additional proxies in the event there are not sufficient votes in favor of the proposals listed above at the time of the Annual Meeting (the “Adjournment Proposal”).

These items of business are more fully described in the proxy statement (“Proxy Statement”) accompanying this Notice of Annual Meeting of Stockholders (“Notice”). We are not aware of any other business to come before the Annual Meeting.

After careful consideration, the Board has determined that each proposal listed above is in the best interests of the Company and its stockholders and has approved each proposal. The Board recommends a vote “FOR” the election of each director nominee (Proposal 1), “FOR” the Auditor Appointment Proposal (Proposal 2), “FOR” the Increase of Authorized Stock Proposal (Proposal 3), and “FOR” the Adjournment Proposal (Proposal 4).

All stockholders are invited to attend the Annual Meeting virtually and no stockholder will be able to attend the Annual Meeting in person. The Annual Meeting will be accessible via the internet in accordance with the instructions contained in the Proxy Statement. Please see “Questions and Answers About the Meeting and Voting— What do I need to do now to vote at the Annual Meeting?” in the Proxy Statement accompanying this Notice for information on how to attend, submit questions and vote at the Annual Meeting.

WHO CAN VOTE?

You can vote at the Annual Meeting if you were a stockholder of record as of the close of business on April 3, 2025 (the “Record Date”). Only stockholders of record on the Record Date are entitled to receive this Notice and to vote at the Annual Meeting or at any postponement(s) or, continuations(s) or adjournment(s) of the Annual Meeting.

ANNUAL REPORT

A copy of our 2024 Annual Report on Form 10-K (the “2024 Annual Report”), accompanies the Proxy Statement.

REVIEW THE PROXY MATERIALS AND ANNUAL REPORT ON OUR WEBSITE

You may also read the 2024 Annual Report, this Notice and Proxy Statement at www.proxyvote.com.

AVAILABLE DATE

This Notice, the Proxy Statement and the form of proxy are collectively first being made available to stockholders on or about [*], 2025 at vwww.virtualshareholdermeeting.com/YHC2025.

YOUR VOTE IS IMPORTANT. YOU MAY VOTE OVER THE INTERNET, BY TELEPHONE OR BY MAILING BACK A PROXY CARD. PLEASE REVIEW THE INSTRUCTIONS IN THE PROXY STATEMENT OR ON THE PROXY CARD OR VOTING INSTRUCTION FORM REGARDING EACH OF THESE VOTING OPTIONS.

We hope you are able to attend the Annual Meeting virtually via the internet. Whether or not you attend, it is important that your stock be represented and voted at the meeting. I urge you to please complete, date and return the proxy card in the enclosed envelope, vote your shares electronically or vote by telephone using the information provided in the attached Proxy Statement prior to the Annual Meeting date. The vote of each stockholder is very important. You may revoke your written proxy at any time before it is voted at the Annual Meeting by giving written notice to the Company’s Chief Financial Officer, by submitting a properly executed paper proxy bearing a later date or by attending the Annual Meeting virtually and voting online during the meeting. Stockholders may also revoke their proxies by entering a new vote over the internet or by telephone.

By Order of the Board of Directors

/s/ Lijun Chen
Lijun Chen
Chairman of the Board of Directors

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on May 30, 2025: Pursuant to the rules of the Securities and Exchange Commission, with respect to the Annual Meeting, we have elected to utilize the “full set delivery” option of providing paper copies of all of our proxy materials by mail.

The Notice of the Annual Meeting, the Annual Report on Form 10-K, and the Proxy Statement are electronically available at www.proxyvote.com.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on May 30, 2025: Pursuant to the rules of the SEC, with respect to the Annual Meeting, we have elected to utilize the “full set delivery” option of providing paper copies of all of our proxy materials by mail.

The Notice of the Annual Meeting, the Annual Report on Form 10-K, and Proxy Statement are electronically available at www.proxyvote.com.

Forward-Looking Statements. The Proxy Statement may contain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, which statements are subject to substantial risks and uncertainties and are based on estimates and assumptions. All statements other than statements of historical facts included in the Proxy Statement are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “design,” “estimate,” “predict,” “potential,” “plan” or the negative of these terms, and similar expressions intended to identify forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially from the forward-looking statements expressed or implied in the Proxy Statement. Such risks, uncertainties and other factors include those risks described in “Risk Factors” section of in the Company’s Annual Report on Form 10-K, filed with the SEC on March 31, 2025 and other subsequent documents that we file with the SEC. The Company expressly disclaims any obligation to update or alter any statements whether as a result of new information, future events or otherwise, except as required by law.

i

LQR HOUSE INC.
6538 Collins Ave. Suite 344

Miami Beach, Florida 33141

PROXY STATEMENT

For Annual Meeting of Stockholders to Be Held on May 30, 2025

The Board of Directors (the “Board”) of LQR House Inc., a Nevada corporation (“LQR,” “LQR House,” “Company,” “we,” “us” or “our”), solicits the enclosed proxy for use at the 2025 Annual Meeting of Stockholders of the Company (“Annual Meeting”) to be held on May 30, 2025, only via live webcast accessible by following the instructions set forth here at “Questions and Answers About the Meeting And Voting—What do I need to do now to vote at the Annual Meeting?” This proxy statement (“Proxy Statement”) and the accompanying Notice of Annual Meeting of Stockholders (the “Notice”), our 2024 Annual Report to Stockholders (the “2024 Annual Report”), and form of proxy are collectively first being made available to stockholders on or about [*], 2025.

The executive offices of the Company are located at, and the mailing address of the Company is 6538 Collins Ave. Suite 344, Miami Beach, Florida 33141.

This Proxy Statement contains information about the matters to be voted on at the Annual Meeting and the voting process, as well as information about our directors and executive officers.

We have opted to provide our materials pursuant to the “full set delivery option” in connection with the Annual Meeting. Under the full set delivery option, a company delivers paper copies of all proxy materials to each stockholder. The approximate date on which the proxy materials will first be mailed to our stockholders is on or around [*], 2025. In addition to delivering proxy materials to our stockholders, we have posted all proxy materials on a publicly accessible website. Accordingly, you should have received our proxy materials by mail. We are soliciting proxies pursuant to this Proxy Statement for use at the Annual Meeting. Our Proxy Statement and other proxy materials are electronically available at www.proxyvote.com.

Important Note Regarding the 2025 Reverse Stock Split

Effective on April 21, 2025, we effected a one-for-thirty-five reverse stock split of our issued, outstanding and authorized common stock (the “Reverse Stock Split”). The Reverse Stock Split became effective at 12:01 a.m. Eastern Time on April 21, 2025, and our common stock began trading on a post-split basis on April 21, 2025. In addition, the number of shares of common stock available for issuance under our equity incentive plans and issuable upon the exercise of stock options, warrants and restricted stock units outstanding prior to the Reverse Stock Split were proportionately adjusted. Accordingly, common stock share and per share amounts for all periods presented in this proxy statement have been retroactively adjusted to reflect the Reverse Stock Split.

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

Q: What is a proxy?

A: A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” By using the methods discussed below, you will be appointing Sean Dollinger, the Chief Executive Officer, and Alexandra Hoffman, the Secretary and director of the Company, as your proxy. The proxy agent will vote on your behalf and will have the authority to appoint a substitute to act as proxy. If you are unable to attend the Annual Meeting, please vote by proxy so that your shares may be voted.

Q: What is a proxy statement?

A: A proxy statement is a document that regulations of the SEC require that we give to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting.

Q: What is the purpose of the Annual Meeting?

A: At our Annual Meeting, stockholders will vote on: (i) the election of five (5) directors; (ii) ratification of the appointment of Enrome LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2025 (the “Auditor Appointment Proposal”); (iii) an amendment to the Company’s Articles of Incorporation to increase the number of shares of common stock, par value $0.0001 per share, authorized for issuance thereunder from 10,000,000 to 350,000,000 (the “Increase of Authorized Stock Proposal”); (iv) approval of adjourning the Annual Meeting, if necessary, to solicit additional proxies in the event there are not sufficient votes in favor of the proposals listed above at the time of the Annual Meeting (the “Adjournment Proposal”), and (v) such other matters as may come before the meeting. In addition, following the meeting our management will report on the Company’s performance over the last fiscal year and respond to questions from stockholders.

Q: Why am I receiving these materials?

A: The Board has made these materials available to you over the internet at www.proxyvote.com, and has delivered printed versions of these materials to you by mail, in connection with the Board’s solicitation of proxies for use at the Annual Meeting. The Annual Meeting is scheduled to be held on Friday, May 30, 2025 at 5:00 p.m. Eastern Time, via live webcast. This solicitation by the Board is for proxies for use at the Annual Meeting.

Q: How do I obtain the materials for the Annual Meeting?

A: We have opted to provide our materials pursuant to the “full set delivery option” in connection with the Annual Meeting. Under the full set delivery option, a company delivers paper copies of all proxy materials to each stockholder. The approximate date on which the proxy materials will first be mailed to our stockholders is on or around [*], 2025. In addition to delivering proxy materials to stockholders, we have posted all proxy materials on a publicly accessible website. Accordingly, you should have received our proxy materials by mail. These proxy materials are also available electronically at www.proxyvote.com.

You may also view the following proxy materials on the Company’s website at www.lqrhouse.com:

●	the Company’s 2024 Annual Report; and

●	the Company’s 2025 Proxy Statement.

You may not vote on the Company’s website.

Q: Who may attend the Annual Meeting?

A: The Annual Meeting is open to all stockholders of record as of close of business on April 3, 2025 (the “Record Date”), or their duly appointed proxies.

Q: What will I need in order to attend the Annual Meeting Online?

A: We will be hosting the meeting live via the Internet. There will not be a physical location for the meeting. Our virtual meeting allows stockholders to submit questions and comments during the meeting. After the meeting, we will spend up to 10 minutes answering stockholder questions. Our virtual format also allows stockholders from around the world to participate and ask questions and for us to give thoughtful responses. Any stockholder can listen to and participate in the meeting live via the internet at www.virtualshareholdermeeting.com/YHC2025. Stockholders may begin submitting written questions through the internet portal at 5:00 p.m. (Eastern Time) on May 30, 2025, and the webcast of the annual meeting will begin at 5:00 a.m. (Eastern Time) that day.

Stockholders may also vote while connected to the meeting on the Internet. You will need the sixteen-digit control number included on your Notice or your proxy card (if you received a printed copy of the proxy materials) in order to be able to vote your shares or submit questions. Instructions on how to connect and participate via the internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/YHC2025.

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual shareholder meeting log in page.

If you do not have your control number, you will be able to listen to the meeting only - you will not be able to vote or submit questions.

Q: May stockholders ask questions?

A: Yes. Representatives of the Company will answer stockholders’ questions of general interest after the adjournment of the Annual Meeting. Depending upon the number of persons asking questions, the Chairman of the meeting may limit the number of questions one person may ask in order to give a greater number of stockholders an opportunity to ask questions. If you choose to attend the online meeting, you may submit a question during the Annual Meeting webcast by using your sixteen-digit control number. Questions will be answered as time allows.

Q: Who may vote?

A: You may vote if you owned LQR House common stock as of the close of business on the Record Date. Each share of LQR House common stock is entitled to one vote. As of the Record Date, the Company had 37,107,807 shares of common stock outstanding (before effecting the Reverse Stock Split).

Q: What is the difference between a stockholder of record and a stockholder who holds the Company’s shares in street name?

A: If your shares are registered in your name, you are a stockholder of record. If your shares are held in the name of your broker, bank or other holder of record, your shares are held in street name.

Q: What shares are included on the enclosed proxy card?

A: If you are a stockholder of record only, you will receive one proxy card from Broadridge for all shares of common stock of the Company that you hold. If you hold your shares in street name through one or more banks, brokers and/or other holders of record, you will receive proxy materials, together with voting instructions and information regarding the consolidation of your votes, from the third party or parties through which you hold your shares. If you are a stockholder of record and hold additional shares in street name, you will receive proxy materials from Broadridge and the third party or parties through which you hold your shares.

Q: What am I voting on?

A: You will be voting on the following items of business at the Annual Meeting:

●	the election of five (5) directors to serve until the 2026 Annual Meeting of stockholders and until their respective successors are duly elected and qualified;

●	the approval of the Auditor Appointment Proposal;

●	the approval of the Increase of Authorized Stock Proposal; and

●	the approval of the Adjournment Proposal.

Q: How does the Board recommend that I vote?

A: Our Board recommends that you vote your shares:

●	“FOR” each of the nominees named in this Proxy Statement for election to the Board;

●	“FOR” the approval of the Auditor Appointment Proposal;

●	“FOR” the approval of the Increase of Authorized Stock Proposal; and

●	“FOR” the approval of the Adjournment Proposal.

Q: What do I need to do now to vote at the Annual Meeting?

A: The Board is soliciting proxies for use at the Annual Meeting. Stockholders may submit proxies to instruct the designated proxies to vote their shares in any of three ways:

MAIL	INTERNET	PHONE

If you received printed proxy materials, mailing your signed proxy card or voter instruction card. If you choose to submit your proxy by mail, simply mark, date and sign your proxy and return it in the postage-paid envelope provided or to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717. The signed proxy must be received prior to the Annual Meeting.	Submitting your proxy online at www.proxyvote.com. Internet proxy voting is available 24 hours a day, seven days a week, until 11:59 p.m., Eastern Daylight Time, on May 29, 2025.	Submitting your proxy by telephone by using the toll-free telephone number provided on your Notice or your proxy card (1-800-690-6903). Telephone voting is available 24 hours a day, seven days a week, and will close at 11:59 p.m., Eastern Daylight Time, on May 29, 2025.

You may also participate in the Annual Meeting online at www.virtualshareholdermeeting.com/YHC2025 and vote your shares online at that time, even if you have previously submitted your vote. To do so, you will need the sixteen-digit control number included on your Notice, your proxy card or the instructions from your broker that accompanied your proxy materials.

For shares of common stock held in street name, holders may submit a proxy online or by telephone before the date of the Annual Meeting if their broker, bank and/or other holder of record makes these methods available. If you submit a proxy online or by telephone, DO NOT request and return a printed proxy card from us or from your broker, bank and/or other holder of record. If you hold your shares through a broker, bank and/or other holder of record, follow the voting instructions you receive from your broker, bank and/or other holder of record.

Q: If I hold my shares in street name, will my broker, bank or other holder of record vote my shares for me?

A: If you hold your shares of common stock in street name, you must provide your broker, bank and/or other holder of record with instructions in order to vote these shares. If you do not provide voting instructions, whether your shares can be voted depends on the type of item being considered for a vote.

Non-Discretionary Items. The election of directors and approval of the increase of authorized stock are non-discretionary items and may NOT be voted on by your broker, bank and/or other holder of record absent specific voting instructions from you. If you do not provide your bank, broker and/or other holder of record with voting instructions, your shares of common stock will be represented by “broker non-votes” in the case of these proposals.

Discretionary Items. The ratification of appointment of Enrome LLP as the independent auditor of the Company for the fiscal year ending December 31, 2025 and the approval of the adjournment of the Annual Meeting for solicitation to permit further solicitation of proxies, if necessary or appropriate, are discretionary items. Generally, brokers, banks and/or other holders of record that do not receive voting instructions from you may vote on these proposals in their discretion and these votes will be counted for purposes of determining a quorum.

Q: What effect do abstentions and broker non-votes have on quorum requirements and the voting results for each proposal to be voted on at the Annual Meeting and are there dissenters’ rights?

A: Abstentions and shares represented by broker non-votes are counted as present for purposes of determining a quorum. Abstentions are treated as shares present and entitled to vote and, as a result, have the same effect as a vote against any proposal for which the voting standard is based on the number of shares present at the Annual Meeting (e.g., approval of adjournment meeting) and have no impact on the vote on any proposal for which the vote standard is based on the votes cast at the meeting (e.g., the election of directors). Shares represented by broker non-votes are not treated as shares entitled to vote and, as a result, have no effect on the outcome of any of the proposals to be voted on by stockholders at the Annual Meeting. Stockholders will not be entitled to dissenters’ rights with respect to any matter to be considered at the Annual Meeting.

Q: Can I change my mind after I vote?

A: Yes. If you are a stockholder of record, you may change your vote or revoke your proxy at any time before the polls close at the Annual Meeting by:

●	submitting a later-dated proxy relating to the same shares online, by telephone or by mail before the date of the Annual Meeting;

●	delivering a written notice, bearing a date later than your proxy, stating that you revoke the proxy; or

●	participating in the Annual Meeting and voting online at that time at www.virtualshareholdermeeting.com/YHC2025 (although virtual attendance at the Annual Meeting will not, by itself, change your vote or revoke a proxy).

To change your vote or revoke your proxy before the date of the Annual Meeting, follow the instructions provided on your Notice, proxy card or proxy materials to do so online or by telephone, or send a written notice or a new proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717.

If you hold your shares of common stock through a broker, bank and/or other holder of record, follow the instructions that you receive from your broker, bank and/or other holder of record if you wish to change your vote or revoke your proxy.

Q: Who will count the votes?

A: A person that is affiliated with Broadridge Financial Solutions, Inc. and its affiliates (collectively, “Broadridge”), who is an independent inspector and not affiliated with the Company or any director, director nominee or officer of the Company, will count the votes and will serve as the inspector of election.

Q: What if I return my proxy card but do not provide voting instructions?

A: If you vote by proxy card, your shares will be voted as you instruct by the individuals named as proxies on the proxy card. If you sign and return a proxy card but do not specify how your shares are to be voted, the persons named as proxies on the proxy card will vote your shares in accordance with the recommendations of the Board. These recommendations are:

●	FOR the election of the five (5) nominees for directors named in this Proxy Statement (Proposal 1);

●	FOR the ratification of the selection by our Board of Enrome LLP as our independent auditor for the fiscal year ending December 31, 2025 (Proposal 2);

●	FOR the approval of an amendment to the Company’s Articles of Incorporation to increase the number of shares of common stock, par value $0.0001 per share, authorized for issuance thereunder from 10,000,000 to 350,000,000 (Proposal 3); and

●	FOR the approval of the adjournment of the Annual Meeting, if necessary, to solicit additional proxies in the event there are not sufficient votes in favor of any of the proposals listed above at the time of the Annual Meeting (Proposal 4).

Q: What does it mean if I receive more than one proxy card?

A: It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is Vstock Transfer, LLC, which may be reached at (212) 828-8436.

Q: Will my shares be voted if I do not provide my proxy?

A: Your shares may be voted if they are held in the name of a brokerage firm, even if you do not provide the brokerage firm with voting instructions. Brokerage firms have the authority under the rules of Nasdaq to vote shares for which their customers do not provide voting instructions on certain “routine” matters. The proposal to ratify the selection of Enrome LLP as our independent auditor for fiscal year 2025 is considered a routine matter for which brokerage firms may vote shares for which they have not received voting instructions. The other proposals to be voted on at our Annual Meeting are not considered “routine” under applicable rules. When a proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. This is called a “broker non-vote.” Abstentions and broker non-votes will have no effect on the outcome of the vote on these proposals.

Q: How many votes must be present to hold the Annual Meeting?

A: Your shares are counted as present at the Annual Meeting if you attend the Annual Meeting online or if you properly return a proxy by internet, telephone or mail. In order for us to conduct our Annual Meeting, a 33 1/3 % of the outstanding shares of stock, as of the Record Date, entitled to vote must be present or represented by proxy at the Annual Meeting. This is referred to as a quorum. Shares of the Company’s common stock represented by proxy will be treated as present at the Annual Meeting for purposes of determining whether there is a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Abstentions and broker non-votes will be counted for purposes of establishing a quorum at the Annual Meeting.

Q: How many votes are needed to elect directors?

A: You may vote “FOR” each nominee or “WITHHOLD AUTHORITY” to vote for each nominee. Unless you mark “WITHHOLD AUTHORITY” with respect to a particular nominee or nominees, your proxy will be voted “FOR” each of the director nominees named in this proxy statement. In an uncontested election, a nominee will be elected as a director if the number of “FOR” votes exceeds the number of votes withholding authority. In a contested election, a nominee will be elected director if he receives more votes than another nominee. Thus, the five (5) directors with the most votes “FOR” will be elected to the Board. Broker non-votes and withheld votes will not affect the outcome of the vote on directors.

Q: How many votes are needed to approve Increase of Authorized Stock Proposal?

A: The affirmative vote of the holders of a majority of the voting power of the issued and outstanding shares as of the Record Date and entitled to vote at the Annual Meeting is required to approve Increase of Authorized Stock Proposal. As a result, abstentions and broker non-votes, if any, will have the effect of a vote “AGAINST” Proposal 3. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares.

Q: How many votes are needed to approve the other proposals?

A: The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote is required to approve the Auditor Appointment Proposal and the Adjournment Proposal. Abstentions will be treated as votes against these proposals. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on these proposals other than the Auditor Appointment Proposal and the Adjournment Proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to appoint our independent registered public accounting firm. However, if our stockholders do not ratify the appointment of Enrome LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025, the audit committee of our Board (“Audit Committee”) will reconsider its appointment.

Q: Is voting confidential?

A: We will keep all the proxies, ballots and voting tabulations private. We only let our Inspectors of Election, representatives of Broadridge, examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make on the proxy card or that you otherwise provide.

Q: When will the Company announce the voting results?

A: The Company may announce preliminary voting results after the adjournment of the Annual Meeting and will announce the final voting results of the Annual Meeting on a Current Report on Form 8-K filed with the SEC within four business days after the Annual Meeting.

Q: Do any directors or officers of the Company have a personal interest in the matter to be acted upon at the Annual Meeting?

A: Except for those directors who are nominated for election at the Annual Meeting, no officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in Proposal 2, Proposal 3, and Proposal 4 that is not shared by all other stockholders.

Q: What if other matters are presented for consideration at the Annual Meeting?

A: The Company knows of no other matters to be submitted to the stockholders at the Annual Meeting, other than those described herein. If other matters do arise, the Board has made no recommendation as to how the proxies will vote on such other matters. If any other matters properly come before the stockholders at the Annual Meeting, it is the intention of the persons named on the proxy card as proxies to vote the shares represented thereby on such matters in their discretion and in accordance with their best judgment.

Q: Whom do I call if I have questions?

A: If you have any questions, need additional material, or need assistance in voting your shares, please feel free to contact LQR House Inc. Investor Relations via e-mail info@lqrhouse.com or via telephone at (786)-389-9771.

Q: Where can I find more information about the Company?

A: The Company filed its 2024 Annual Report with the SEC on March 31, 2025. That report, together with other corporate filings are available for your review on the Internet by visiting the SEC’s website located at www.sec.gov. Copies of any reports, including exhibits, will be furnished to stockholders upon written request. All written requests should be directed to: LQR House Inc. Secretary, LQR House Inc., 6538 Collins Ave. Suite 344, Miami Beach, Florida 33141. We also make available free of charge on or through our website, www.lqrhouse.com, our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and all amendments to such reports filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) as soon as reasonably practicable after filing.

We are subject to the informational requirements of the Exchange Act, which requires that we file reports, proxy statements and other information with the SEC. The SEC maintains a website on the Internet that contains reports, proxy and information statements and other information regarding registrants, including us, that file electronically with the SEC. The SEC’s website address is www.sec.gov. In addition, our Exchange Act filings may be inspected and copied at the public reference facilities of the SEC located at 100 F Street, N.E., Washington, D.C. 20549. Copies of the material may also be obtained upon request and payment of the appropriate fee from the Public Reference Section of the SEC located at 100 F Street, N.E., Washington, D.C. 20549.

MATTERS REQUIRING STOCKHOLDER ACTION

PROPOSAL 1

ELECTION OF DIRECTORS (Item 1 on the Proxy Card)

Nominees

There are five (5) nominees recommended by the nominating and corporate governance committee of the Board (the “Nominating and Corporate Governance Committee”) for election this year to hold office until the 2026 Annual Meeting of the Stockholders and until their respective successors are elected and qualified. Our Board has nominated: (i) Sean Dollinger, (ii) Yilin Lu, (iii) Lijun Chen, (iv) Jing Lu, and (v) Hong Chun Yeung, and our management has no reason to believe that any nominee will be unable to serve. Their biographies are provided on pages 11 to 13. The biographies of each of the nominees contain information regarding the person’s service as a director, business experience, public-company director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and the Board to determine that the person should serve as a director for the Company. In addition to the information presented below regarding each nominee’s specific experience, qualifications, attributes and skills that led our Board to the conclusion that he or she should serve as a director, we also believe that all of our director nominees have a reputation for integrity, honesty and adherence to high ethical standards. They each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment to service to LQR House and our Board. Finally, we value their significant experience on other public company boards of directors and board committees.

A nominee will be elected as a director if he or she receives a plurality of the votes cast, in person or by proxy, at the Annual Meeting. This means that the nominees for election as director who receive the highest number of affirmative votes at the Annual Meeting will be elected as director. Withheld votes and broker non-votes will have no effect on the outcome of the vote.

Unless otherwise instructed, the proxy holders will vote the proxies received by them “FOR” each of the nominees named above. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by our Board.

The Board recommends that you vote “FOR” the election of all of these nominees.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information regarding our current directors and executive officers:

Name (1)	Age	Position	Director Since	Board Committee
Sean Dollinger	45	Chief Executive Officer	January 2023	None

Kumar Abhishek	48	Chief Financial Officer	—	—

Jaclyn Hoffman	35	Chief Marketing Officer	—	—

Alexandra Hoffman*	36	Director, Secretary and Technical Writer	April 2023	None

James O’Brien*	39	Director	August 2023	Audit-Chairman; Compensation-Chairman; Nominating and Corporate Governance

Lijun Chen	57	Director, Chairman of the Board	December 2024	Audit; Nominating and Corporate Governance

Jing Lu	60	Director	December 2024	Audit; Compensation; Nominating and Corporate Governance - Chair

Hong Chun Yeung	41	Director	December 2024	None

Yilin Lu	43	Director	December 2024	None

*	Has not been nominated for election and will no longer be a member of the Board after the Annual Meeting.

Sean Dollinger has served as our Chief Executive Officer and as a member of our Board since January 2023, and he founded our company in January 2021. Since December 2019 Mr. Dollinger has been involved in the founding and development of Jiva Technologies (formerly PlantX Life Inc.) (CSE: JIVA), an exchange listed and public company in Canada. From June 2015 to February 2019, Mr. Dollinger acted as the Founder, Chief Executive Officer, and President of Lifeist Wellness Inc. (formerly Namaste Technologies Inc., or Namaste), a registered company under the Canadian securities laws that is a portfolio of wellness companies, where he oversaw the day-to-day operations of the company and its growth strategies. In October 2018, Mr. Dollinger became a part of a British Columbia Securities Commission compliance review of Namaste, a Canadian class action lawsuit, and a United States class action lawsuit, by way of his position as Chief Executive Officer and President of Namaste. For more information, see the risk factor in our Annual Report on Form 10-K for the year ended December 31, 2024 that starts “Our Chief Executive Officer and Director, Sean Dollinger, has been the subject of a compliance review that was initiated by the British Columbia Securities Commission, and has not formally been concluded.” Mr. Dollinger has a wealth of experience in e-commerce, where he has had success across numerous different digital markets. We believe that Mr. Dollinger is qualified to serve on our Board due to his extensive operational experience, background in ecommerce, and international capital markets experience.

Kumar Abhishek has served as our Chief Financial Officer since May 2023. Prior to joining our company as Chief Financial Officer, Mr. Abhishek was the owner and director of Boston Crest Private Limited, a knowledge processing output company located in India, where he simultaneously oversaw multiple companies’ financial and daily operations and was responsible for managing a team of 10+ accountants who assisted controllers and auditors in ensuring the financial success of each company. Through his work at Boston Crest, Mr. Abhisek has served as the director of finance and operations at PlantX Life Inc., a publicly listed company in Canada, since January 2020. Through his work at Boston Crest, Mr. Abhishek also served as our director of finance and operations from January 2021 to May 2023. Moreover, at Aspen Communications Pvt LTD, another knowledge processing output company in India, he served as director of finance and operations at Lifeist Wellness Inc. (formerly Namaste Technologies Inc.) from November 2015 to October 2020. Mr. Abhishek holds a Bachelor of Computer Applications degree from Ranchi University, Ranchi, Jharkhand, India.

Jaclyn Hoffman has served as the Chief Marketing Officer for LQR House since January 2021, where she oversees internal design projects, as well as design projects for partnering brands. She is also responsible for brand development, brand communication, and digital campaigns. Since October 2021, Jaclyn has worked as the Creative Director at PlantX Life Inc, where she oversees all creative projects for PlantX and its subsidiaries. This role includes working closely with teams of graphic designers, copywriters, web developers, and email marketing specialists to support the overall marketing strategy with creative content. From November 2019 until September 2021, Ms. Hoffman worked as a Web Design and Development Manager for Falcon Marketing, LLC, a marketing and search engine optimization agency, where she worked with graphic designers and web developers to create optimized websites for a wide range of clients. From October 2018 to November 2019, Ms. Hoffman worked as a Branding Consultant for Joyva Corp, a specialty candy company founded in 1907, where she helped modernize the brand’s identity. From September 2016 to August 2018, Ms. Hoffman worked as a graphic designer for Lakeside Photoworks, a print, photo and signage shop in New Orleans, LA, where she was responsible for building the brand identity of several local businesses. Ms. Hoffman holds a Bachelor of Arts from McGill University in Montreal, QC, and an Associate in Graphic Design degree from Delgado Community College in New Orleans, LA.

Alexandra Hoffman has served as a member of our Board since April 2023. From January 2021 to May 2023 Ms. Hoffman provided the Company with marketing and branding services. On May 1, 2023, Ms. Hoffman entered into an employment agreement with the Company as a Technical Writer. Since January to October 2023, she served as the Chief Marketing Officer of Veg House Holdings Inc. where she oversaw all marketing activities from branding to web design and messaging both print and digital. Since March 2023, Ms. Hoffman has serves as a member of the Board of Directors and since October 2023 as the Chief Executive Officer of Veg House Holdings Inc. Since April 2019, Ms. Hoffman has served as Chief Marketing Officer and Director at PlantX Life Inc. (CSE: VEGA), where she oversees all marketing activities, manages design & development teams, digital marketing teams, and PlantX Life’s overall branding and messaging for all of its subsidiaries. Additionally, between June 2018 and June 2023, Ms. Hoffman has served as a Director of Marketing and Technical Writer at Falcon Marketing LLC, a marketing and search engine optimization agency, where she oversees all marketing activities within the agency and is responsible for Falcon Marketing’s overall strategy as well as tailored strategies for its clients. From May 2017 to June 2018, Ms. Hoffman served as a technical Writer and Marketing Manager at Fabuwood Cabinetry Corporation, a kitchen cabinet fabrication company, where she managed a team of designers and developers, wrote strategic content for marketing manuals and search engine optimization. Ms. Hoffman holds a Bachelor of Commerce degree from Concordia University in Montreal, Quebec.

James O’Brien was appointed to serve as a member of our Board of Directors in August 2023. Mr. O’Brien is a Founder of Oakridge Law Professional Corporation (“Oakridge”), a boutique law firm based in Toronto, Ontario that specializes in M&A and Securities. Oakridge will officially open its doors January 6, 2025. Since October of 2024, Mr. O’Brien has operated Blackthorn Law Corporation, also specializing in M&A and Securities. From January 2019 to December 2023, Mr. O’Brien has been a partner at MLT Aikins LLP, one of Western Canada’s leading law firms, where he practices primarily in the areas of corporate and commercial law with a specific focus on mergers and acquisitions and corporate finance and securities. Before that, he joined MLT Aikins LLP as an associate attorney in 2012. Mr. O’Brien received his Bachelor of Laws degree from the University of Manitoba in 2010. He also received his Bachelor of Science degree from the University of Manitoba in 2007. Mr. O’Brien is admitted to practice law in Manitoba, Canada and has passed Levels 1 and 2 of the Chartered Financial Analyst programs.

Lijun Chen has served as a Chairman of our Board of Directors since December 2024. Mr. Lijun Chen is a dedicated leader with a rich background in various sectors. Mr. Chen graduated from the Central University of Finance and Economics with a Bachelor’s degree in Industrial Economics in 1989. He began his career at Shijiazhuang Changlu Trading Company, where he worked diligently as the Head of the Import and Export Trade Department and later as General Manager, contributing to the company’s operations in coal trading and daily necessities, from October 1989 to May 2004. In 2004, Mr. Chen co-founded Fuli Real Estate Development Co. Ltd., where he served as Executive Director until May 2014. His efforts in this role helped shape the company’s growth in the real estate market through thoughtful development and sales strategies. Following this, he founded Hebei Jiujiukang Biotechnology Development Co. Ltd. in 2014, focusing on biotechnology research and pharmaceutical production, where Mr. Chen served until July 2018. Since August 2018, Mr. Chen has been serving as the Chairman of Shenzhen Yihu Tea Technology Innovation Group Co. Ltd., where he is involved in e-commerce and technology promotion. His journey reflects a commitment to learning and adapting across different industries, and he remains grateful for the opportunities to contribute to each organization he has been part of. We believe that Mr. Chen is qualified to serve on our Board of Directors due to his extensive experience in various sectors.

Jing Lu has served as a member of our Board of Directors since December 2024. From April 2023, Dr. Lu serves as Chief Financial Officer of Bowen Acquisition Corporation, a Nasdaq-listed SPAC company. From August 2024, Dr. Lu also serves as an independent director of Autozi Internet Technology (Global) Ltd, auto-parts e-commerce company listed on Nasdaq. From February 2021 to April 2024, she served as Chief Financial Officer of Keyarch Acquisition Corporation, also a Nasdaq-listed SPAC company, which went successfully from independent IPO in 2022 to De-SPAC IPO in 2024. Before that, from September 2019 to February 2021, Dr. Lu served as Chief Investment Officer of the New Hope Fertility Center in New York, sourcing and managing PE investments, bank loans and government PPP loans. Dr. Lu also served as a Managing Director and then Chief Operating Officer of China Bridge Capital International Inc., a PE/VC investment advisory company specialized in innovative technologies from 2017 to 2019 and from March 2021 to January 2022. Prior to that, Dr. Lu was President of ACE AV Consulting Inc. from 2005 to 2017. Dr. Lu was an Executive Director at CIBC World Markets in 2001 working on corporate securities. Between 1998 and 2001, Dr. Lu worked at the Federal Reserve Bank of New York as a bank regulator and supervisor. Before moving to New York, Dr. Lu was a professor of economics at York University in Canada for four years, specializing her teaching and research in Macroeconomics, Institutional Economics, and Econometrics. Dr. Lu received a Ph.D. and M.A. in Economics from Western University in Canada, a Graduate Certificate in Economics from the People’s University in China, and a B.A in World Economy from Fudan University in China. We believe that Dr. Lu is qualified to serve on our Board of Directors due to her extensive experience in the financial service industry.

Hong Chun Yeung has served as the member of our Board of Directors since December 2024. Hong Chun Yeung has been serving as a Director of Zhonghui Anda CPA, a CPA firm, specializing in audit and assurance, starting August 2014. Prior to that, he had worked in international firm RSM Hong Kong for over five years. He has around 13-year experience in auditing and business consultation. He has extensive experience in providing audit and assurance service, M&A advisory service and pre-listing advisory service to listed and pre-listing companies operating in a variety of industries including manufacturing, mining, logistics, engineering, etc. Mr. Hong Chun Yeung holds a Bachelor of Business Administration degree in Accounting from Hong Kong Baptist University. He is a practicing member of the Hong Kong Institute of Certified Public Accountant. We believe that Mr. Hong Chun Yeung is qualified to serve on our Board due to his accounting experience as well as experience in providing advisory services to listed company.

Yilin Lu has served as the member of our Board of Directors since December 2024. Since June 2023, Mr. Lu has served as the Founder and CEO of Senchi Morgan Capital Market and Senchi Morgan Asset Management, broker dealers and asset management firms. Mr. Lu started his investment banking career at Goldman Sachs in 2006. He joined China International Capital Corporation (CICC) later and was named the responsible offer of CICC US Securities (Hong Kong) Ltd in 2011. He also held positions as managing director with Cantor Fitzgerald Capital Markets in Hong Kong, Which he left to set up his own investment bank in 2016. From July 2018 to June 2023, Mr. Lu served as a Founder and the CEO of Cheung On Securities Limited, a broker dealer and asset management firm. He has over 15 years of experience in equity investment and trading. Mr. Lu is a Chartered Financial Analyst (CFA) and a Financial Risk Manager (FRM). We believe that Mr. Lu is qualified to serve on our Board due to his experience in portfolio management, investment analysis, financial analysis and reporting as well as financial advisory services.

Family Relationships

Alexandra Hoffman, a member of our board of directors and a Technical Writer for the Company, and Jaclyn Hoffman, our Chief Marketing Officer, are sisters. There are no other family relationships among any of our executive officers or directors.

Legal Proceedings

To the best of our knowledge, none of our directors or executive officers have, during the past ten years, been involved in any legal proceedings described in subparagraph (f) of Item 401 of Regulation S-K.

CORPORATE GOVERNANCE

The business and affairs of the Company are managed under the direction of the Board. The Board believes that good corporate governance is a critical factor in achieving business success and in fulfilling the Board’s responsibilities to the Company’s stockholders. The Board believes that its practices align management and stockholder interests.

The Governance section of the Company website makes available the Company’s corporate governance materials, including the Articles of Incorporation, as corrected and amended (“Articles of Incorporation”), and bylaws, the charters for each Board committee, the Company’s Code of Ethics and Business Conduct and information about how to report concerns about the Company. To access these documents on the Company’s website, please visit https://invest.lqrhouse.com/governance-documents/.

Board Composition/Election

Our Board presently consists of seven (7) directors whose terms expire at this Annual Meeting. Our directors are elected annually.

The Board has fixed the number of directors at five (5) to be effective from the date of the Annual Meeting.

As discussed in more detail later in this section, the Board has determined that four (4) of the five (5) individuals standing for election are independent under the rules of Nasdaq.

Board Meetings

During its fiscal year ended December 31, 2024, Board formally met a total of 6 times and our Audit Committee met 3 times in 2024. The Board also acted by written consent on numerous occasions.

Selection of Nominees for The Board of Directors

The Nominating and Corporate Governance Committee considers candidates for Board membership suggested by its members and other Board members, as well as management and stockholders. The Nominating and Corporate Governance Committee’s charter provides that it may retain a third-party search firm to identify candidates from time to time. Our Board seeks members from diverse professional backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. Directors should have experience in positions with a high degree of responsibility, be leaders in the companies or institutions with which they are affiliated and are selected based upon contributions they can make to the Board and management. The Nominating and Corporate Governance Committee’s assessment of a proposed candidate may include a review of the person’s judgment, skill, experience with other organizations of comparable purpose, complexity and size, independence, understanding of the Company’s business or other related industries, the interplay of his or her experience with the experience of other Board members, his or her ability to contribute to the effective management of the Company, the extent to which he or she would be a desirable addition to the Board and any of its committees, and such other more specific factors that the Nominating and Corporate Governance Committee determines are relevant in light of the needs of the Board. The Nominating and Corporate Governance Committee believes that its nominees should reflect a diversity of experience, gender, race, ethnicity and age. The Board does not have a specific policy regarding director diversity. The Nominating and Corporate Governance Committee also considers such other relevant factors as it deems appropriate, including the current composition of the Board, the balance of management and independent directors, and the evaluations of other prospective nominees, if any.

In connection with this evaluation, it is expected that each member of the Nominating and Corporate Governance Committee will interview the prospective nominee before the prospective nominee is presented to the full Board for consideration. After completing this evaluation and interview process, the Nominating and Corporate Governance Committee will make a recommendation to the full Board as to the person(s) who should be nominated by the Board, and the Board determines the nominee(s) after considering the recommendation and report of the Nominating and Corporate Governance Committee. We look for director candidates who have the skills and experience necessary to help us achieve success within our industry.

We believe that each of our directors has the necessary qualifications to be a value-added member of our Board. As noted in the director biographies, our directors have experience, qualifications and skills across a wide range of public and private companies, possessing a broad spectrum of experience both individually and collectively.

There are no arrangements or understanding between any of the directors or the director nominee or officers of our Company or any other person pursuant to which any officer or director or director nominee was or is to be selected as an officer or director or director nominee.

Nominees for Director

The Board nominated Sean Dollinger, Yilin Lu, Lijun Chen, Jing Lu, and Hong Chun Yeung to stand for election for the five (5) Board seats. Each such individual has consented to serve if elected.

If elected, we expect that all of the aforementioned nominees will serve as directors and hold office until the 2026 Annual Meeting of Stockholders and until their respective successors have been elected and qualified or until their death, retirement or resignation.

Stockholder Nominations

For nominations or other business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company.

To be timely, a stockholder’s notice shall be delivered to the Secretary by registered mail at the principal executive offices of the Company not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so received (i) not earlier than the close of business on the one hundred twentieth (120th) day prior to the currently proposed annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or (ii) by the tenth (10th) business day following the day on which public announcement of the date of such meeting is first made, whichever of (i) or (ii) occurs first. In the event that an annual meeting has not been previously held, notice by the stockholder to be timely must be so received not later than the close of business on the tenth (10th) business day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above.

Such stockholder’s notice shall set forth: (A) as to each person whom the stockholder proposed to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 14a-4(d) thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (C) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made: (i) the name and address of such stockholder, as they appear on the Company’s books, and of such beneficial owner, (ii) the class and number of shares of the Company that are owned beneficially and of record by such stockholder and such beneficial owner and (iii) whether either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of, in the case of the proposal, at least the percentage of the Company’s voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of the Company’s voting shares to elect such nominee or nominees.

Nominations and the solicitation notice should be sent to the Secretary, LQR House Inc., 6538 Collins Ave. Suite 344, Miami Beach, Florida 33141.

As of the date of this Proxy Statement, we have not received timely notice of any nomination by a stockholder.

Ethical Guidelines

LQR House’s Code of Ethics and Business Conduct (“Code of Ethics”) was adopted to emphasize the Company’s commitment to the highest standards of business conduct. The Code of Ethics applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer. The Code of Ethics is available on our corporate website at https://invest.lqrhouse.com/governance-documents/. The Code of Ethics addresses, among other things, honesty and ethical conduct, conflicts of interest, compliance with laws, regulations and policies, including disclosure requirements under the federal securities laws, and reporting of violations of the Code of Ethics. The Code of Ethics requires compliance with applicable law, discusses how conflicts of interest are handled, requires familiarity with the Company’s disclosure requirements and provides for waivers under certain circumstances.

We are required to disclose any amendment to, or waiver from, a provision of our Code of Ethics applicable to our principal executive officer, principal financial officer, principal accounting officer, controller, or persons performing similar functions. We intend to use our website as a method of disseminating this disclosure as well as by SEC filings, as permitted or required by applicable SEC rules. Any such disclosure will be posted to our website within four (4) business days following the date of any such amendment to, or waiver from, a provision of our Code of Ethics.

Board Leadership

The Nominating and Corporate Governance Committee annually reviews the Board’s leadership structure and evaluates the performance and effectiveness of the Board. The Board retains the authority to modify its leadership structure in order to stay current with our Company’s circumstances and advance the best interests of the Company and its stockholders as and when appropriate. The Board’s annual self-evaluation includes questions regarding the Board’s opportunities for open communication and the effectiveness of executive sessions.

Director Independence

Our Board is composed of a majority of “independent directors” as defined under the rules of Nasdaq. We use the definition of “independence” applied by Nasdaq to make this determination. Nasdaq Listing Rule 5605(a)(2) provides that an “independent director” is a person other than an officer or employee of the company or any other individual having a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Nasdaq listing rules provide that a director cannot be considered independent if:

●	the director is, or at any time during the past three years was, an employee of the company;

●	the director or a family member of the director accepted any compensation from the company in excess of $120,000 during any period of 12 consecutive months within the 3 years preceding the independence determination (subject to certain exemptions, including, among other things, compensation for board or board committee service);

●	the director or a family member of the director is a partner in, controlling shareholder of, or an executive officer of an entity to which the company made, or from which the company received, payments in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenue for that year or $200,000, whichever is greater (subject to certain exemptions);

●	the director or a family member of the director is employed as an executive officer of an entity where, at any time during the past three years, any of the executive officers of the company served on the compensation committee of such other entity; and

●	the director or a family member of the director is a current partner of the Company’s outside auditor, or at any time during the past three years was a partner or employee of the Company’s outside auditor, and who worked on the Company’s audit.

Under such definitions, our Board has undertaken a review of the independence of each director. Based on the information provided by each director concerning his or her background, employment and affiliations, our Board has determined that Hong Chun Yeung, Yilin Lu, Jing Lu, Lijun Chen and James O’Brien are independent directors of the Company.

Role of Board in Risk Oversight Process

The board of directors oversees that the assets of our company are properly safeguarded, that the appropriate financial and other controls are maintained, and that our business is conducted wisely and in compliance with applicable laws and regulations and proper governance. Included in these responsibilities is the board’s oversight of the various risks facing our company. In this regard, our board seeks to understand and oversee critical business risks. Our board does not view risk in isolation. Risks are considered in virtually every business decision and as part of our business strategy. Our board recognizes that it is neither possible nor prudent to eliminate all risk. Indeed, purposeful and appropriate risk-taking is essential for our company to be competitive on a global basis and to achieve its objectives.

While the board oversees risk management, company management is charged with managing risk. Management communicates routinely with the board and individual directors on the significant risks identified and how they are being managed. Directors are free to, and indeed often do, communicate directly with senior management.

Our board administers its risk oversight function as a whole by making risk oversight a matter of collective consideration. Much of this work has been delegated to committees, which will meet regularly and report back to the full board. The audit committee oversees risks related to our financial statements, the financial reporting process, accounting and legal matters, the compensation committee evaluates the risks and rewards associated with our compensation philosophy and programs, and the nominating and corporate governance committee evaluates risk associated with management decisions and strategic direction.

Board Committees

The Board has established three standing committees: (i) Audit Committee; (ii) Compensation Committee of the Board (“Compensation Committee”); and (iii) Nominating and Corporate Governance Committee. Each of the committees operates pursuant to its charter. The committee charters will be reviewed annually by the Nominating and Corporate Governance Committee. If appropriate, and in consultation with the chairs of the other committees, the Nominating and Corporate Governance Committee may propose revisions to the charters. The responsibilities of each committee are described in more detail below. After the Annual Meeting James O’Brien will no longer be a director of the Company and will not serve on any Board Committees.

Audit Committee.

Jing Lu, James O’Brien, and Lijun Chen, each of whom satisfies the “independence” requirements of Rule 10A-3 under the Exchange Act and Nasdaq’s rules serve on our audit committee with James O’Brien serving as the chairman. Our board has determined that James O’Brien qualifies as an “audit committee financial expert.” The audit committee oversees our accounting and financial reporting processes and the audits of the financial statements of our company.

The audit committee is responsible for, among other things: (i) retaining and overseeing our independent accountants; (ii) assisting the board in its oversight of the integrity of our financial statements, the qualifications, independence and performance of our independent auditors and our compliance with legal and regulatory requirements; (iii) reviewing and approving the plan and scope of the internal and external audit; (iv) pre-approving any audit and non-audit services provided by our independent auditors; (v) approving the fees to be paid to our independent auditors; (vi) reviewing with our chief executive officer and principal financial officer and independent auditors the adequacy and effectiveness of our internal controls; (vii) reviewing hedging transactions; and (viii) reviewing and assessing annually the audit committee’s performance and the adequacy of its charter.

Compensation Committee.

James O’Brien, and Jing Lu each of whom satisfies the “independence” requirements of Rule 10C-1 under the Exchange Act and Nasdaq’s rules serve on our compensation committee, with James O’Brien serving as the chairman. The members of the compensation committee are also “outside directors” as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and “non-employee directors” within the meaning of Section 16 of the Exchange Act. The compensation committee assists the board in reviewing and approving the compensation structure, including all forms of compensation relating to our directors and executive officers.

The compensation committee is responsible for, among other things: (i) reviewing and approving the remuneration of our executive officers; (ii) making recommendations to the board regarding the compensation of our independent directors; (iii) making recommendations to the board regarding equity-based and incentive compensation plans, policies and programs; and (iv) reviewing and assessing annually the compensation committee’s performance and the adequacy of its charter.

Nominating and Corporate Governance Committee.

James O’Brien, Lijun Chen, and Jing Lu each of whom satisfies the “independence” requirements of Nasdaq’s rules, serve on our nominating and corporate governance committee, with Jing Lu, serving as the chairman. The nominating and corporate governance committee assists the board of directors in selecting individuals qualified to become our directors and in determining the composition of the board and its committees.

The nominating and corporate governance committee is responsible for, among other things: (i) identifying and evaluating individuals qualified to become members of the board by reviewing nominees for election to the board submitted by stockholders and recommending to the board director nominees for each annual meeting of stockholders and for election to fill any vacancies on the board; (ii) advising the board with respect to board organization, desired qualifications of board members, the membership, function, operation, structure and composition of committees (including any committee authority to delegate to subcommittees), and self-evaluation and policies; (iii) advising on matters relating to corporate governance and monitoring developments in the law and practice of corporate governance; (iv) overseeing compliance with our Code of Ethics; and (v) approving any related party transactions.

The nominating and corporate governance committee’s methods for identifying candidates for election to our board of directors (other than those proposed by our stockholders, as discussed below) include the solicitation of ideas for possible candidates from a number of sources — members of our board of directors, our executives, individuals personally known to the members of our board of directors, and other research. The nominating and corporate governance committee may also, from time-to-time, retain one or more third-party search firms to identify suitable candidates.

In making director recommendations, the nominating and corporate governance committee may consider some or all of the following factors: (i) the candidate’s judgment, skill, experience with other organizations of comparable purpose, complexity and size, and subject to similar legal restrictions and oversight; (ii) the interplay of the candidate’s experience with the experience of other board members; (iii) the extent to which the candidate would be a desirable addition to the board and any committee thereof; (iv) whether or not the person has any relationships that might impair his or her independence; and (v) the candidate’s ability to contribute to the effective management of our company, taking into account the needs of our company and such factors as the individual’s experience, perspective, skills and knowledge of the industry in which we operate.

In addition, our board of directors may, from time to time, designate one or more additional committees, which shall have the duties and powers granted to it by our board of directors.

Insider Trading Policy

In March 2024, we adopted an insider trading policy governing the purchase, sale, and/or other dispositions of our securities by our directors, officers, and employees, to promote compliance with insider trading laws, rules and regulations, and applicable Nasdaq listing standards applicable to us. Our insider trading policy, among other things, prohibits our directors, officers, and employees from holding our securities in a margin account or pledging our securities as collateral for a loan. In addition, our insider trading policy prohibits employees, officers, and directors from engaging in put or call options, short selling, or similar hedging activities involving our stock.

AUDIT COMMITTEE REPORT

The Audit Committee: The members of the Audit Committee (for purposes of this report, the “Committee”) are Messrs. James O’Brien, who serves as Chairman, Jing Lu, and Lijun Chen. The Board has determined that all of the members of the Committee are independent within the meaning of applicable SEC regulations and the listing standards of the Nasdaq and that Mr. O’Brien, the Chair of the Committee, is qualified as an audit committee financial expert within the meaning of SEC regulations. The Board has also determined that Mr. O’Brien has accounting and related financial management expertise within the meaning of the listing standards of the Nasdaq and that each member of the Committee is financially literate within the meaning of the Nasdaq listing standards.

Audit Committee Charter: The Audit Committee operates under a written charter adopted by the Board. The charter is reviewed by management at least annually, and any recommended changes are presented to the Committee for review and approval. The charter is available on our website at: https://invest.lqrhouse.com/governance-documents/.

Audit Committee Responsibilities: The Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of the Company’s financial statements, the adequacy of the Company’s system of internal controls and procedures and disclosure controls and procedures, the Company’s risk management, the Company’s compliance with legal and regulatory requirements, the independent auditors’ qualifications and independence and the performance of the Company’s internal audit function and independent auditors. The Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Committee deems necessary to carry out its duties and receive appropriate funding, as determined by the Committee, from the Company for such advice and assistance.

The Committee has sole authority over the selection of the Company’s independent auditors and manages the Company’s relationship with its independent auditors (who report directly to the Committee). Each year, the Committee evaluates the performance, qualifications and independence of the independent auditors. The Committee is also involved in the selection of the lead audit partner. In evaluating the Company’s independent auditors, the Committee considers the quality of the services provided, as well as the independent auditors’ and lead partner’s capabilities and technical expertise and knowledge of the Company’s operations and industry.

The Committee had 3 official meetings during the fiscal year ended 2024. The Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. The Committee’s meetings generally include private sessions with the Company’s independent auditors, without the presence of the Company’s management. In addition to the scheduled meetings, senior management confers with the Committee or its Chair from time to time, as senior management deems advisable or appropriate, in connection with issues or concerns that arise throughout the year.

Management is responsible for the Company’s financial reporting process, including its system of internal control over financial reporting, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States. The Company’s independent auditors are responsible for auditing those financial statements in accordance with professional standards and expressing an opinion as to their material conformity with U.S. generally accepted accounting principles and for auditing the effectiveness of the Company’s internal control over financial reporting. The Committee’s responsibility is to monitor and review the Company’s financial reporting process and discuss management’s report on the Company’s internal control over financial reporting. It is not the Committee’s duty or responsibility to conduct audits or accounting reviews or procedures. The Committee has relied, without independent verification, on management’s representations that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the U.S. and that the Company’s internal control over financial reporting is effective. The Committee has also relied, without independent verification, on the opinion of the independent auditors included in their report regarding the Company’s financial statements and effectiveness of internal control over financial reporting.

Oversight Matters: As part of its oversight of the Company’s financial statements, the Committee reviews and discusses with both management and the Company’s independent auditors all annual and quarterly financial statements prior to their issuance. With respect to each 2024 fiscal reporting period, management advised the Committee that each set of financial statements reviewed had been prepared in accordance with accounting principles generally accepted in the U.S., and reviewed significant accounting and disclosure issues with the Committee. These reviews included discussions with the independent auditors of matters required to be discussed pursuant to Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 1301 (Communication with Audit Committees), including the quality (not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements and disclosures related to critical accounting practices. The Committee has also discussed with dbbmckennon matters relating to their respective independence, including a review of audit and non-audit fees and the written disclosures and letter received from dbbmckennon required by applicable requirements of the PCAOB regarding their respective communications with the Committee concerning independence. The Committee also considered whether non-audit services provided by the independent auditors are compatible with the independent auditors’ independence. The Committee also received regular updates, and written summaries as required by the PCAOB rules (for tax and other services), on the amount of fees and scope of audit, audit-related, tax and other services provided.

In addition, the Committee reviewed key initiatives and programs aimed at strengthening the effectiveness of the Company’s internal and disclosure control structure. As part of this process, the Committee continued to monitor the scope and adequacy of the Company’s internal auditing program, reviewing staffing levels and steps taken to implement recommended improvements in internal procedures and controls. The Committee also reviews and discusses legal and compliance matters with management, and, as necessary or advisable, the Company’s independent auditors.

Audit Committee Recommendation: Based on the Committee’s discussions with management and the independent auditors and the Committee’s review of the representations of management and the report of the independent auditors to the Board and stockholders, and subject to the limitations on the Committee’s role and responsibilities referred to above and in the Audit Committee Charter, the Committee recommended to the Board that it include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for filing with the SEC.

This report has been furnished by the members of the Audit Committee:

James O’Brien, Chairman

Jing Lu

Lijun Chen

DIRECTOR COMPENSATION

The Compensation Committee establishes and reevaluates if it deems necessary or prudent in its discretion, the cash and equity awards (amount and manner or method of payment) to be made to non-employee directors for such fiscal year. In making this determination, the Compensation Committee may utilize such market standard metrics as it deems appropriate, including, without limitation, an analysis of cash compensation paid to our peer group’s independent directors.

The Compensation Committee has the power and discretion to determine in the future whether non-employee directors should receive annual or other grants of options to purchase shares of common stock or other equity incentive awards in such amounts and under such policies as the Compensation Committee may determine utilizing such market standard metrics as it deems appropriate, including, without limitation, an analysis of equity awards granted to independent directors of our peer group.

	Cash	Equity	Total
	Compensation	Compensation	Compensation
James O’Brien	$80,000	$-	$80,000
James Huber	60,000	-	60,000
Jay Dhaliwal	54,000	-	54,000
Gary Herman	39,000	-	39,000
Yilin Lu (1)	-	79,500	79,500
Hong Chun Yeung (1)	-	79,500	79,500
Lijun Chen (1)	-	79,500	79,500
Jing Lu (1)	-	79,500	79,500
	$233,000	$318,000	$551,000

(1)	In December 2024 Yilin Lu, Hong Chun Yeung, Lijun Chen and Jing Lu were appointed as directors of the Board. Each of them is entitled to receive annual cash fee of $36,000 to be paid in monthly installments. In addition, each of these directors shall also receive equity compensation in form of 50,000 RSUs (1,429 shares of common stock on post-split basis) vesting in eight (8) equal quarterly installments commencing in the first quarter of 2025. Equity compensation has a grant-date fair value of $79,500.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following summary compensation table provides information concerning all cash and non-cash compensation that have been or will be awarded to, earned by or paid during our fiscal year ended December 31, 2024 and December 31, 2023 to our Chief Executive Officer (principal executive officer), Chief Financial Officer, and our Chief Marketing Officer. We refer to these individuals as our “named executive officers” (“NEO”) None of our other executives received compensation in excess of $100,000 during 2024 or 2023.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)		Option Awards ($)	All Other Compensation ($)		Total ($)
Sean Dollinger,	2024	586,700	200,000	-		-	850,000	(1)	1,636,700
Chief Executive Officer	2023	337,572	100,000	5,000,100	(3)	-	-		5,437,672

Kumar Abhishek,	2024	73,271	-	-		-	550,000	(2)	623,271
Chief Financial Officer	2023	88,600	25,000	-		-			113,600

Jaclyn Hoffman,	2024	99,600	-	-		-	285,000	(4)	384,600
Chief Marketing Officer	2023	64,100	-	-		-			64,100

(1)	In October 2024, the Company entered into a retention agreement with its Chief Executive Officer, and entities affiliated with the CEO, whereby a retention bonus of $850,000 was awarded for continued services. As of December 31, 2024, $800,000 remained unpaid and has been paid in January 2025.

(2)	In October 2024, the Company entered into a retention agreement with its Chief Financial Officer whereby a retention bonus of $550,000 was awarded for continued services. As of December 31, 2024, $250,000 remained unpaid and has been paid in 2025.

(3)	Represents the grant-date fair value of 25,000 restricted stock units (714 shares of common stock on post-split basis) issued to Mr. Dollinger in 2023.

(4)	In October 2024, the Company entered into a retention agreement with its Chief Marketing Officer whereby a retention bonus of $285,000 was awarded for continued services. As of December 31, 2024, $255,000 remained unpaid. Of this amount, $100,000 was paid in January 2025, and $155,000 remained unpaid.

Employment Agreements

We have executed the following employment agreements and consulting agreements with our NEOs. The material terms of each of those arrangements are summarized below. The summaries are not complete descriptions of all provisions of the employment arrangements and are qualified in their entirety by reference to the written employment arrangements, each filed as an exhibit to our 2024 Annual Report.

Under our employment agreement dated March 29, 2023, as amended on November 1, 2023, with our Chief Executive Officer, Sean Dollinger, effective as of the date of the consummation of the Company’s IPO, we agreed that, for a 1-year term renewed automatically, unless terminated earlier in accordance with its terms, we will pay Mr. Dollinger an annual base salary (the “Base Salary”) of $540,000. Mr. Dollinger will also be entitled to the following types of bonuses:

(i)	an annual incentive bonus as determined by the Board of Directors within thirty (30) days of the filing of the Company’s annual reports with the SEC; and

(ii)	a monthly performance bonuses (the “Bonuses”), payable on or before the fifteenth (15th) day of the calendar month immediately following the calendar month with respect to which the amount of the performance bonus is determined, commencing with the calendar month ending on November 30, 2023, in an amount equal to One Hundred Thousand Dollars ($100,000.00) for each One Million Dollars ($1,000,000.00) oft gross revenue generated through sales made on or through the website associated with the domain name www.cwspirits.com (or any successor website) (“Website Revenue”) for such calendar month; provided, that, within fifteen (15) days of the filing of each of the Company’s quarterly reports with the SEC, the amount of such bonuses for the months during the applicable fiscal quarter shall be adjusted, upwards or downwards, as the case may be, based on the Website Revenue for the applicable quarter as reported by the Company in its quarterly filing with the SEC for such quarter. Any such downwards adjustment shall require Mr. Dollinger to pay the amount of such downwards adjustment to the Company within ten (10) days of the determination of such adjustment. Any such upwards adjustment shall require the Company to pay the amount of such upwards adjustment to Mr. Dollinger within ten (10) days of the determination of such adjustment. Notwithstanding the foregoing, in no event shall the total amount of the Bonuses paid to the Executive in any one fiscal year exceed Five Million Dollars ($5,000,000.00).

Mr. Dollinger is entitled to 3 weeks of paid vacation for the first year of his employment and 4 weeks of paid vacation for the second and third years of his employment. The Company also provides standard indemnification and directors’ and officers’ insurance in addition to the ability to participate in standard employee benefits, such as health, medical, dental and visions insurance. Mr. Dollinger can be terminated without cause and upon death or disability. Mr. Dollinger is also subject to certain confidentiality and non-competition provisions.

If Mr. Dollinger’s employment agreement is terminated by the Company without cause, all compensation payable to Mr. Dollinger shall cease as of the date of termination specified in the Company’s notice and the Company shall pay Mr. Dollinger, the following sums: (i) the Base Salary on the date of termination specified in the Company’s notice (the “Termination Date”) for the shorter of (x) six months and (y) the remainder of the term of the employment agreement (the “Term”) (the applicable period being referred to as the “Severance Period”), payable in monthly installments; (ii) benefits under group health and life insurance plans in which Mr. Dollinger participated prior to termination through the Severance Period; (iii) all previously earned, accrued, and unpaid benefits from the Company and its employee benefit plans, including any such benefits under the Company’s pension, disability, and life insurance plans, policies, and programs; and (iv) so long as the Company has achieved its budgeted EBITDA level for the period commencing with the end of the Company’s immediately previous fiscal year through the Termination Date, an amount equal to the product of the bonus paid to Mr. Dollinger in respect of the immediately preceding fiscal year times the quotient obtained by dividing (x) the number of full calendar months occurring since the end of the immediately previous fiscal year through the Termination Date, by (y) 12.

If, prior to the date on which the Company’s obligations to pay Mr. Dollinger the Base Salary on the Termination Date cease, Mr. Dollinger certain covenants as listed in his employment agreement, then the Company shall have no obligation to make any of the payments that remain payable by the Company in the form of Base Salary or benefits on or after the date of such violation. The payment of severance may be conditioned by the Company on the delivery by Mr. Dollinger of a release of any and all claims that Mr. Dollinger may have against the Company.

If the Employment Agreement is terminated by the Company for cause, death or disability, Mr. Dollinger (or his estate or representative as applicable) shall not receive the Base Salary but will receive all other sums.

Under our employment agreement dated May 1, 2023 with our Chief Financial Officer, Kumar Abhishek, effective as of May 1, 2023, we agreed that, for a 1-year term renewed automatically, unless terminated earlier in accordance with its terms, we will pay Mr. Abhishek an annual base salary (the “Base Salary”) of $72,000, which will increase by no less than 5% on each anniversary of his employment. Mr. Abhishek will be eligible to receive an annual incentive bonus as determined by the Board of Directors within thirty (30) days of filing of the Company’s annual reports. Mr. Abhishek is entitled to 3 weeks of paid vacation for the first year of his employment and 4 weeks of paid vacation for the second and third years of his employment. The Company also provides standard indemnification and directors’ and officers’ insurance in addition to the ability to participate in standard employee benefits, such as health, medical, dental and visions insurance. Mr. Abhishek can be terminated without cause and upon death or disability. Mr. Abhishek will also be entitled to certain severance payments if his employment is terminated with or without cause and on death or disability. Mr. Abhishek is also subject to certain confidentiality and non-competition provisions. Mr. Abhishek’s employment agreement with the Company is conditioned upon him working at least 35 hours per week as our Chief Financial Officer.

If Mr. Abhishek’s employment agreement is terminated by the Company without cause, all compensation payable to Mr. Abhishek shall cease as of the date of termination specified in the Company’s notice and the Company shall pay Mr. Abhishek, the following sums: (i) the Base Salary on the date of termination specified in the Company’s notice (the “Termination Date”) for the shorter of (x) six months and (y) the remainder of the term of the employment agreement (the “Term”) (the applicable period being referred to as the “Severance Period”), payable in monthly installments; (ii) benefits under group health and life insurance plans in which Mr. Abhishek participated prior to termination through the Severance Period; (iii) all previously earned, accrued, and unpaid benefits from the Company and its employee benefit plans, including any such benefits under the Company’s pension, disability, and life insurance plans, policies, and programs; and (iv) so long as the Company has achieved its budgeted EBITDA level for the period commencing with the end of the Company’s immediately previous fiscal year through the Termination Date, an amount equal to the product of the bonus paid to Mr. Abhishek in respect of the immediately preceding fiscal year times the quotient obtained by dividing (x) the number of full calendar months occurring since the end of the immediately previous fiscal year through the Termination Date, by (y) 12.

If, prior to the date on which the Company’s obligations to pay Mr. Abhishek the Base Salary on the Termination Date cease, Mr. Abhishek certain covenants as listed in his Employment Agreement, then the Company shall have no obligation to make any of the payments that remain payable by the Company in the form of Base Salary or benefits on or after the date of such violation. The payment of severance may be conditioned by the Company on the delivery by Mr. Abhishek of a release of any and all claims that Mr. Abhishek may have against the Company.

If the employment agreement is terminated by the Company for cause, death or disability, Mr. Abhishek (or his estate or representative as applicable) shall not receive the Base Salary but will receive all other sums.

Outstanding Equity Awards at Fiscal Year-End

As of December 31, 2024, no NEO holds any options, however, Sean Dollinger, our CEO, has 25,000 outstanding restricted stock units (“RSU”), none of which have vested, and have a grant-date fair value of $5,000,100. No other NEO holds any RSUs.

Policies and Practices for Granting Certain Equity Awards

Our policies and practices regarding the granting of equity awards are carefully designed to ensure compliance with applicable securities laws and to maintain the integrity of our executive compensation program. The Compensation Committee is responsible for the timing and terms of equity awards to executives and other eligible employees.

The timing of equity award grants is determined with consideration to a variety of factors, including but not limited to, the achievement of pre-established performance targets, market conditions and internal milestones. The Company does not follow a predetermined schedule for the granting of equity awards; instead, each grant is considered on a case-by-case basis to align with the Company’s strategic objectives and to ensure the competitiveness of our compensation packages.

In determining the timing and terms of an equity award, the Board or the Compensation Committee may consider material nonpublic information to ensure that such grants are made in compliance with applicable laws and regulations. The Board’s or the Compensation Committee’s procedures to prevent the improper use of material nonpublic information in connection with the granting of equity awards include oversight by legal counsel and, where appropriate, delaying the grant of equity awards until the public disclosure of such material nonpublic information.

The Company is committed to maintaining transparency in its executive compensation practices and to making equity awards in a manner that is not influenced by the timing of the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. The Company regularly reviews its policies and practices related to equity awards to ensure they meet the evolving standards of corporate governance and continue to serve the best interests of the Company and its shareholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of April 21, 2025, with respect to the holdings of (1) each person who is the beneficial owner of more than 5% of a class of Company voting stock, (2) each of our directors, (3) each executive officer, and (4) all of our current directors and executive officers as a group.

Beneficial ownership of a class of voting stock is determined in accordance with the rules of the SEC and includes any shares of such class of the Company’s voting stock over which a person exercises sole or shared voting or investment power, or of which a person has a right to acquire ownership at any time within 60 days. Except as otherwise indicated, we believe that the persons named in this table have sole voting and investment power with respect to all shares of voting stock held by them. Applicable percentage ownership in the following table is based on 1,066,798 of common stock outstanding on April 21, 2025, plus, for each individual, any common stock that individual has the right to acquire within 60 days of April 21, 2025 (on the post-split basis).

To the best of our knowledge, except as otherwise indicated, each of the persons named in the table has sole voting and investment power with respect to the shares of our common stock beneficially owned by such person, except to the extent such power may be shared with a spouse. To our knowledge, none of the shares listed below are held under a voting trust or similar agreement, except as noted. To our knowledge, there is no arrangement, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

Name and Address of Beneficial Owner(1)	Title	Number(2)	Percent
Officers and Directors
Sean Dollinger(3)	Chief Executive Officer and Director	4,949	*	%
Kumar Abhishek	Chief Financial Officer	12	*	%
Jaclyn Hoffman	Chief Marketing Officer	42	*	%
Alexandra Hoffman	Director and Technical Writer	24	*	%
James O’Brien(4)	Director	27	*	%
Yilin Lu(5)	Director	179		%
Hong Chun Yeung(6)	Director	179		%
Lijun Chen(7)	Director	179		%
Jing Lu(8)	Director	179		%
David Lazar	Director	-
All Officers and Directors as a Group (total of 8 persons)		5,234	*	%

5% Beneficial Owners of a Class of Voting Stock

*	Less than 1%

(1)	Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o our Company, LQR House Inc., 6538 Collins Ave. Suite 344, Miami Beach, FL 33141.

(2)	Based on 1,066,798 shares of common stock outstanding as of April 21, 2025 (on the post-split basis).

(3)	Includes 536 shares of common stock issued upon vesting of RSUs granted to Mr. Dollinger under the 2021 Plan.

(4)	Consists of 27 shares of common stock issued upon vesting of RSUs granted to Mr. O’Brien under the 2021 Plan.

(5)	Consists of 179 shares of common stock issued upon vesting of RSUs granted to Mr. Yilin Lu on December 19, 2024 pursuant to director agreement. Mr. Yilin Lu is entitled to receive equity compensation in form of 1,429 RSUs vesting in eight (8) equal quarterly installments commencing in second quarter of 2025.

(6)	Consists of 179 shares of common stock issued upon vesting of RSUs granted to Mr. Yeung on December 19, 2024 pursuant to director agreement. Mr. Yeung is entitled to receive equity compensation in form of 1,429 RSUs vesting in eight (8) equal quarterly installments commencing in second quarter of 2025.

(7)	Consists of 179 shares of common stock issued upon vesting of RSUs granted to Mr. Chen on December 19, 2024 pursuant to director agreement. Mr. Chen is entitled to receive equity compensation in form of 1,429 RSUs vesting in eight (8) equal quarterly installments commencing in second quarter of 2025.

(8)	Consists of 179 shares of common stock issued upon vesting of RSUs granted to Dr. Jing Lu on December 19, 2024 pursuant to director agreement. Dr. Jing Lu is entitled to receive equity compensation in form of 1,429 RSUs vesting in eight equal quarterly installments commencing in second quarter of 2025.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and persons who own more than 10% of our outstanding shares of common stock (“Ten Percent Holders”) to file with the SEC reports of their share ownership and changes in their share ownership of our common stock. Directors, executive officers and Ten Percent Holders are also required to furnish us with copies of all ownership reports they file with the SEC. To our knowledge, based solely on a review of the copies of such reports furnished to us, the following directors, executive officers and Ten Percent Holders did not comply with all Section 16(a) filing requirements as of Record Date as follows:

(i)	Ms. Alexandra Hoffman filed her form 4 regarding four (4) transactions as of November 26, 2024, late in 2024.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as disclosed herein and regular salary and bonus payments made to our directors and officers in the ordinary course of business as described in the section “Executive Compensation,”, no director, executive officer or stockholder holding at least 5% of shares of our common stock, or any family member thereof, had any material interest, direct or indirect, in any transaction, or proposed transaction in which the amount involved in the transaction exceeds the lesser of $120,000 or one percent of the average of our total assets at the year-end for the last two completed fiscal years.

Related Party Transactions

Set forth below is a description of certain relationships and related person transactions since January 1, 2022, between us or our subsidiaries, and our directors, executive officers and holders of more than 5% of our voting securities that involve the lower of $120,000 or 1% of the average of total assets in the last two fiscal years. We believe that all of the following transactions were entered into with terms as favorable as could have been obtained from unaffiliated third parties.

●	We, CWS, and Ssquared are parties to an Exclusive Marketing Agreement dated April 1, 2021. Pursuant to that agreement, CWS and Ssquared granted us exclusive marketing rights regarding any of CWS and Ssquared’s products. Pursuant to that agreement, Sean Dollinger, our Chief Executive Officer and Director, and 50% owner of Ssquared, received 8,334 shares of our common stock (238 shares of common stock on a post-split basis), and KBROS, LLC, the owner of CWS and 50% owner of Ssquared, received 33,333 shares of our common stock (952 shares of common stock on a post-split basis).

●	Mr. Gregory Hoffman, a brother of Ms. Alexandra Hoffman, our director, entered into an advisor agreement with the Company on June 1, 2023, pursuant to which the Company issued to Mr. Hoffman 12,500 shares of common stock (357 shares of common stock on a post-split basis).

●	We and 1226053 B.C. Ltd, our shareholder, are parties to a debt settlement agreement, dated September 27, 2023, pursuant to which the Company issued to 1226053 B.C. Ltd 19,130 shares of common stock. 1226053 B.C. Ltd is a legal entity owned and controlled by Mr. Avtar Dhaliwal, a brother of Mr. Jay Dhaliwal, a former Director on our Board.

●	In August 2023, the Company entered into an independent contractor agreement with Catalyst LLC, for investor relations and advisory services with an entity for up to $1,000,000, for which the Company paid $500,000 through December 31, 2023. The contractor co-owns a company with the Company’s Chief Executive Officer, which is not controlled by LQR. Therefore, the contractor and his related entities are considered affiliates.

●	On November 1, 2023, LQR House Acquisition Corp. (the “Buyer”), a wholly owned subsidiary of the Company, and Ssquared entered into a Domain Name Transfer Agreement pursuant to which, Ssquared sold to the Buyer all right, title, and interest in and to the domain name www.cwspirits.com and trademark rights associated with the domain name in any jurisdiction, all Internet traffic through the domain name and all website content, together with any goodwill associated therewith in exchange for the payment by the Buyer of the purchase price of $10,000. The Company’s Chief Executive Officer and Director, Sean Dollinger, owns 50% of the equity of Ssquared, and the other 50% is owned by a minority shareholder of the Company, who is considered a related party.

●	On November 1, 2023, the Company entered into the Product Handling Agreement with KBROS. KBROS acts as the Company’s Product Handler, whereby they are entitled to compensation of $40,000 per month plus reimbursement for shipping and handling fees incurred by them for orders fulfilled through the CWS Platform, and bonus for reaching certain revenue milestones. The spouse of the Company’s former Chief Executive Officer and Director, is the President and controlling stockholder of KBROS, the managing member and director of Ssquared, and a minority shareholder with the Company.

●	On November 1, 2023, the Company entered into the Funding Commitment Agreement with KBROS. Pursuant to this agreement, the Company committed to provide annual funding to the Product Handler from time to time in the minimum amount of $2,500,000 to enable the Product Handler to purchase inventory from Company-approved vendors. The spouse of the Company’s former Chief Executive Officer and Director, is the President and controlling stockholder of KBROS, the managing member and director of Ssquared, and a minority shareholder with the Company.

●	On October 15, 2024, we entered into a Securities Purchase Agreement with David E. Lazar, our President and Director, pursuant to which he acquired 31,481 shares of common stock (which represented approximately 19.99% of our outstanding stock on October 15, 2024) at a price of $19.25 per share for proceeds of $606,000.

●	In October 2024, the Company entered into a settlement and release agreement with KBROS, and its controlling stockholder, for an aggregate amount equal to $4,100,000. The spouse of the Company’s former Chief Executive Officer and Director, is the President and controlling stockholder of KBROS, the managing member and director of Ssquared, and a minority shareholder with the Company.

●	In October 2024, the Company entered into a retention agreement with its Chief Financial Officer whereby a retention bonus of $550,000 was awarded for continued services.

●	In October 2024, the Company entered into a retention agreement with its Chief Executive Officer, and entities affiliated with the CEO, whereby a retention bonus of $850,000 was awarded for continued services.

●	In October 2024, the Company entered into a retention agreement with its Chief Marketing Officer, Jaclyn Hoffman, whereby a retention bonus of $285,000 was awarded for continued services.

●	In October 2024, the Company entered into a retention agreement with its Director, Alexandra Hoffman, whereby a retention bonus of $600,000 was awarded for continued services.

●	In October 2024, the Company entered into a settlement agreement with South Doll LP, its former landlord, pursuant to which the Company agreed to pay this entity $40,000. Sean Dollinger our Chief Executive Officer and Director, owns an entity that acts as a general partner of South Doll LP.

●	In October 2024, the Company entered into settlement agreement and general and mutual release with its independent director, James O’Brien, pursuant to which the Company settled outstanding liabilities amongst the parties in the amount of $30,000.

●	In October 2024, the Company entered into settlement agreement and general and mutual release with each of the following former independent directors of the Company: James Huber and Jay Dhaliwal, pursuant to which the Company settled outstanding liabilities with each of the directors for a amount of $30,000.

Related Person Transaction Policy

Under our policy, if a transaction has been identified as a related person transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation, our management must present information regarding the related person transaction to our Audit Committee, or, if Audit Committee approval would be inappropriate, to another independent body of our Board, for review, consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to us of the transaction and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party or to or from employees generally. Under the policy, we will collect information that we deem reasonably necessary from each director, executive officer and, to the extent feasible, significant stockholder to enable us to identify any existing or potential related person transactions and to effectuate the terms of the policy. In addition, under our Code of Ethics, our employees and directors will have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest. In considering related person transactions, our Audit Committee, or other independent body of our Board, will take into account the relevant available facts and circumstances including, but not limited to:

●	the risks, costs and benefits to us;

●	the impact on a director’s independence in the event that the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

●	the availability of other sources for comparable services or products; and

●	the terms available to or from, as the case may be, unrelated third parties or to or from employees generally

The policy requires that, in determining whether to approve, ratify or reject a related person transaction, our Audit Committee, or other independent body of our Board, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, our best interests and those of our stockholders, as our Audit Committee, or other independent body of our Board, determines in the good faith exercise of its discretion.

PROPOSAL 2

APPROVAL OF THE AUDITOR APPOINTMENT PROPOSAL (Item 2 on the Proxy Card)

Proposal: The Board of Directors is asking that you vote to ratify the Board’s selection of Enrome LLP as our independent registered public accounting firm for fiscal year 2025.

The Audit Committee is responsible for selecting the Company’s independent auditors. dbbmckennon served as our independent registered public accounting firm to audit our books and accounts for the fiscal years ended December 31, 2023 and 2024. dbbmckennon also served as our independent registered public accountant prior to April 23, 2025.

On April 23, 2025, the Audit Committee accepted resignation of dbbmckennon and appointed Enrome LLP as the independent auditor of the Company for the 2025 fiscal year. Although stockholder approval for this appointment is not required, the Audit Committee and the Board are submitting the selection of Enrome LLP or ratification to obtain the views of stockholders as a matter of good corporate governance. Even if the selection is ratified, the Board and the Audit Committee may, in their discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of our Company and our stockholders.

The Company expects representatives of Enrome LLP to be present at the Annual Meeting and available to respond to questions which may be raised there. These representatives may comment on the financial statements if they so desire.

Principal Accountant Fees and Services

dbbmckennon served as our independent registered public accounting firm to audit our books and accounts for the fiscal years ended December 31, 2024 and 2023. The table below presents the aggregate fees billed for professional services rendered by dbbmckennon for fiscal years 2024 and 2023.

	2024	2023
Audit fees	$167,247	$233,473
Audit-related fees
Tax fee
All other fees
Total fees	$167,247	$233,473

In the above tables, “audit fees” are fees billed for services provided related to the audit of our annual financial statements, quarterly reviews of our interim financial statements, and services normally provided by the independent accountant in connection with regulatory filings or engagements for those fiscal periods. “Audit-related fees” are fees not included in audit fees that are billed by the independent accountant for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements. “All other fees” are fees billed by the independent accountant for products and services not included in the foregoing categories. All audit fees are pre-approved by the Audit Committee.

Audit Committee Pre-Approval Policies

The charter of our Audit Committee provides that the duties and responsibilities of our Audit Committee include the pre-approval of all audit and non-audit services permitted by law or applicable SEC regulations (including fee and terms of engagement) to be performed by our external auditor.

All of the services provided above under the caption “Audit-Related Fees” were approved by our Board or by our Audit Committee pursuant to our Audit Committee’s pre-approval policies.

CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT

On April 23, 2025, we were informed by dbbmckennon, our independent registered public accountant prior to April 23, 2025, that dbbmckennon would resign effective immediately. On April 23, 2025, the Audit Committee appointed Enrome LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, effective April 23, 2025 (the “Engagement Date”).

dbbmckennon’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2024 and 2023 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for an explanatory paragraph in such reports regarding substantial doubt about the Company’s ability to continue as a going concern and an emphasis of matter paragraph.

During the fiscal years ended December 31, 2024 and 2023, and in the subsequent interim period through the Engagement Date, the Company has not had any disagreements (within the meaning of Item 304(a) of Regulation S-K) with dbbmckennon on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to the satisfaction of dbbmckennon, would have caused them to make reference thereto in their reports on the Company’s financial statements for such years.

During the fiscal years ended December 31, 2024 and 2023, and in the subsequent interim period through the Engagement Date, there were no reportable events as such term is defined in Item 304(a)(1)(v) of Regulation S-K, except for the material weaknesses in the Company’s internal controls over financial reporting due to lack of segregation of duties, described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

The Audit Committee of the Company approved the engagement of Enrome LLP. During the two most recent fiscal years and in the subsequent interim period through the Engagement Date, neither the Company nor anyone on its behalf consulted with Enrome LLP regarding either:

1.	The application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that Enrome LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.	Any matter that was either the subject of a disagreement (as defined in Regulation S-K, Item 304(a)(1) (iv) and the related instructions) or reportable event (as defined in Regulation S-K, Item 304(a)(1)(v)).

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided dbbmckennon with a copy of the disclosures made in the Current Report on Form 8-K filed on April 24, 2025 (“Form 8-K”) and requested from dbbmckennon a letter addressed to the SEC indicating whether it agrees with such disclosures. A copy of dbbmckennon’s letter dated as of April 24, 2025 is attached as Exhibit 16.1 to the Form 8-K.

Vote Required

The affirmative vote of a majority of the votes cast is required for approval of the Auditor Appointment Proposal. For the purpose of the vote on this proposal, abstentions, broker non-votes and other shares not voted will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

Recommendation

The Board of Directors recommends that you vote “FOR” approval of this proposal.

PROPOSAL 3

APPROVAL OF THE INCREASE OF AUTHORIZED STOCK PROPOSAL

(Item 3 on the Proxy Card)

Our Board believes that it is in the best interests of the Company and our stockholders to amend our Articles of Incorporation to increase the number of authorized shares of common stock. Upon consultation with our management, our Board unanimously approved, and unanimously recommends for stockholder approval, the proposal to adopt a Certificate of Amendment to our Articles of Incorporation (the “Certificate of Amendment”), to increase the number of authorized shares of common stock from 10,000,000 shares to 350,000,000 shares, each share of common stock having a par value of $0.0001. The form of the text of the amendment (which would be filed with the Nevada Secretary of State on its then prescribed form of Certificate of Amendment) is set forth as Annex A to this proxy statement (subject to any changes required by applicable law).

As of the Record Date, there were: (i) [*] shares of common stock outstanding; (ii) [*] shares of common stock issuable upon the exercise of stock options and restricted stock units outstanding; (iii) [*] shares of common stock issuable upon the exercise of warrants outstanding; (iv) [*] shares available for future issuance as awards under our 2021 Equity Incentive Plan, as amended (the “2021 Plan”). The additional shares of common stock to be authorized by adoption of the amendment would have rights identical to the currently outstanding shares of common stock. Adoption of the amendment would not affect the rights of the holders of currently outstanding common stock, except, to the extent the additional authorized shares are issued, for effects incidental to increasing the number of shares of common stock outstanding, such as dilution of earnings per share and voting rights of current holders of common stock. If the amendment is adopted, it will become effective upon the filing of the Certificate of Amendment to the Company’s Articles of Incorporation with the Secretary of State of the State of Nevada.

The description of the Certificate of Amendment should be read in conjunction with and is qualified in its entirety by reference to the text of the proposed Certificate of Amendment attached to this proxy statement as Appendix A.

Purpose of the Proposal

The approval of the Certificate of Amendment is important for our ongoing business. Our Board believes it would be prudent and advisable to have the additional shares available to provide additional flexibility regarding the potential use of shares of common stock for business and financial purposes in the future. Having an increased number of authorized but unissued shares of common stock would allow us to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a special meeting of stockholders for the purpose of approving an increase in our authorized shares. The additional shares could be used for various purposes without further stockholder approval. These purposes may include: (i) raising capital, if we have an appropriate opportunity, through offerings of common stock or securities that are convertible into or exercisable for shares of common stock; (ii) expanding our business through potential strategic transactions, including mergers, acquisitions, licensing transactions and other business combinations or acquisitions of new product candidates or products; (iii) establishing strategic relationships with other companies; (iv) exchanges of common stock or securities that are convertible into or exercisable for shares of common stock for other outstanding securities; (v) providing equity incentives pursuant to the 2021 Plan, or another plan we may adopt in the future, to attract and retain employees, officers or directors; (vi) utilizing the Company’s ATM facility; and (vii) other general corporate purposes.

We intend to use the additional shares of common stock that will be available to undertake any such issuances described above. As is the case with the shares of common stock which are currently authorized but unissued, if the Certificate of Amendment is adopted by the stockholders, the Board will only have authority to issue the additional shares of common stock from time to time without further action on the part of stockholders to the extent not prohibited by applicable law or by the rules of any stock exchange or market on which our securities may then be listed or authorized for quotation. Because it is anticipated that our directors and executive officers will be granted additional equity awards under the 2021 Plan, or another plan we adopt in the future, they may be deemed to have an indirect interest in the Certificate of Amendment, because absent the Certificate of Amendment, we may not have sufficient authorized shares to grant such awards.

The increase in authorized shares of our common stock will not have any immediate effect on the rights of existing stockholders. However, because our stockholders do not have any preemptive rights, future issuance of shares of common stock or securities exercisable for or convertible into shares of common stock could have a dilutive effect on our earnings per share, book value per share, and the voting rights of stockholders and could have a negative effect on the price of our common stock.

Disadvantages to an increase in the number of authorized shares of common stock may include:

●	Stockholders may experience further dilution of their ownership.

●	Stockholders will not have any preemptive or similar rights to subscribe for or purchase any additional shares of common stock that may be issued in the future, and therefore, future issuances of common stock, depending on the circumstances, will have a dilutive effect on the earnings per share, voting power and other interests of our existing stockholders.

●	The additional shares of common stock for which authorization is sought in this proposal would be part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the shares of common stock presently outstanding.

●	The issuance of authorized but unissued shares of common stock could be used to deter a potential takeover of us that may otherwise be beneficial to stockholders by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with the Board’s desires. A takeover may be beneficial to independent stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of stock compared to the then-existing market price. We do not have any plans or proposals to adopt provisions or enter into agreements that may have material anti-takeover consequences.

Except as described herein with respect to our obligation under the Purchase Agreement to increase the number of authorized shares of common stock, we have no specific plan, commitment, arrangement, understanding or agreement, either oral or written, regarding the issuance of common stock subsequent to this proposed increase in the number of authorized shares at this time, and we have not allocated any specific portion of the proposed increase in the authorized number of shares to any particular purpose. However, we have in the past conducted certain public and private offerings of common stock and warrants, and we will continue to require additional capital in the near future to fund our operations. As a result, it is foreseeable that we will seek to issue such additional shares of common stock in connection with any such capital raising activities, or any of the other activities described above. The Board does not intend to issue any common stock or securities convertible into common stock except on terms that the Board deems to be in the best interests of us and our stockholders. We are therefore requesting our stockholders approve this proposal to amend our Articles of Incorporation to increase our authorized shares of common stock from 10,000,000 shares to 350,000,000 shares.

Vote Required

The affirmative vote of holders of a majority of the voting power of the issued and outstanding shares of common stock of the Company is required for approval of the Increase of Authorized Stock Proposal. For the purpose of the vote on this proposal, abstentions, broker non-votes and other shares not voted will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

Recommendation

The Board of Directors recommends that you vote “FOR” approval of this proposal.

PROPOSAL 4

APPROVAL OF THE ADJOURNMENT PROPOSAL (Item 4 on the Proxy Card)

Proposal 4 is to consider and vote upon the proposal to approve adjourning the Annual Meeting, if necessary or appropriate in the discretion of the Board, to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting to any of Proposals 1 through 3.

General

The Annual Meeting may be adjourned to another time or place, if necessary or appropriate in the discretion of the Board, to permit further solicitation of proxies to obtain additional votes in favor of any of Proposals 1 through 3 (the “Adjournment”).

If, at the Annual Meeting, the number of shares of common stock present or represented and voting in favor of any of Proposals 1 through 3 is insufficient to approve either such proposal, the Company intends to move for the Adjournment in order to enable our Board to solicit additional proxies for approval of such proposal. We are asking our stockholders to approve this Proposal 4 for the Adjournment if necessary or appropriate in the discretion of the Board.

Vote Required

The affirmative vote of a majority of the votes cast is required for approval of the Adjournment. For the purpose of the vote on this proposal, abstentions, broker non-votes and other shares not voted will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

Recommendation

The Board recommends that you vote “FOR” the approval of the Adjournment.

ADDITIONAL INFORMATION

Solicitation Expenses: Expenses in connection with the solicitation of proxies will be paid by the Company. Proxies are being solicited principally by mail, by telephone and through the internet. In addition, our directors, officers and regular employees, without additional compensation, may solicit proxies personally, by e-mail, telephone, fax or special letter. We will reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners of our shares.

How To Receive Additional Paper Copies of the Proxy Statement: The Company has adopted a procedure called “householding” which has been approved by the SEC. The Company and some brokers household proxy materials, delivering a single notice and, if applicable, this Proxy Statement and Annual Report, to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders or they participate in electronic delivery of proxy materials. Stockholders who participate in householding will continue to access and receive separate proxy cards. This process will help reduce our printing and postage fees, as well as save natural resources. If at any time you no longer wish to participate in householding and would prefer to receive a separate Proxy Statement, or if you are receiving multiple copies of the Proxy Statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to LQR House Inc., Investor Relations, 6538 Collins Ave. Suite 344, Miami Beach, Florida 33141 or by calling Investor Relations at (786)-389-9771, or by sending an e-mail to info@lqrhouse.com.

Stockholder Proposals for Consideration at the 2026 Annual Meeting of Stockholders: Under the rules of the SEC, if a stockholder wants us to include a proposal in our Proxy Statement and proxy card for presentation at our 2026 Annual Meeting of Stockholders, the proposal must be received by us at our principal executive offices at LQR House Inc., Investor Relations, 6538 Collins Ave. Suite 344, Miami Beach, Florida 33141 by [*], 2026. The proposal should be sent to the attention of the Chief Financial Officer.

Under our bylaws, certain procedures are provided that a stockholder must follow to introduce an item of business, including the nomination of someone as a director, at an Annual Meeting of Stockholders that is not included in our Proxy Statement. These procedures provide that an item of business to be introduced at an annual meeting of stockholders must be submitted in writing to our Secretary at our principal executive offices and you must include information set forth in our bylaws. See “Corporate Governance – Stockholder Nominations” above.

We must receive the notice of your intention to propose an item of business at our 2026 Annual Meeting no later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting as specified in our bylaws.

If the 2026 Annual Meeting is not held within 30 days before or after the anniversary of the date of this year’s Annual Meeting, then the item of business must be received (i) not earlier than the close of business on the one hundred twentieth (120th) day prior to the currently proposed annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or (ii) by the tenth (10th) business day following the day on which public announcement of the date of such meeting is first made, whichever of (i) or (ii) occurs first. Assuming that our 2026 Annual Meeting is held within 30 days of the anniversary of this Annual Meeting, we must receive notice of your intention to introduce a nomination or other item of business at that meeting by [*], 2026.

You may contact LQR House’s Secretary at the address mentioned above for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

The chairperson of the Annual Meeting may refuse to allow the transaction of any business, or to acknowledge the nomination of any person, not made in compliance with the foregoing procedures.

2024 Annual Report: A copy of our 2024 Annual Report, as filed with the SEC on March 31, 2025, is available to stockholders without charge upon written request directed to our Secretary at 6538 Collins Ave. Suite 344, Miami Beach, Florida 33141 or by phone at (786) 389-9771. The Company makes available free of charge on or through its website, www.lqrhouse.com, its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and all amendments to such reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after filing.

Other Matters To Be Considered At The Annual Meeting: The Board is not aware of any other matters that are expected to come before the 2025 Annual Meeting other than those referred to in this proxy statement and as set forth above. The Board has made no recommendation as to how the proxies will vote on such other matters. If any other matter should come before the Annual Meeting, the individuals named on the proxy card intend to vote the proxies in accordance with their best judgment.

By Order of the Board of Directors

/s/ Lijun Chen
Lijun Chen
Chairman of the Board

Annex A

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:

Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:

Name of entity as on file with the Nevada Secretary of State: LQR HOUSE INC.

Entity or Nevada Business Identification Number (NVID): NV20232691921

2. Restated or Amended and Restated Articles: (Select one)

(If amending and restating only, complete section 1,2 3, 5 and 6)

☐ Certificate to Accompany Restated Articles or Amended and Restated Articles

☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: ______
The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.

☐ Amended and Restated Articles

* Restated or Amended and Restated Articles must be included with this filing type.

3. Type of Amendment Filing Being Completed: (Select only one box)

(If amending, complete section 1, 3, 5 and 6.)

☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock)

The undersigned declare that they constitute at least two-thirds of the following: (Check only one box) ☐ incorporators ☐ board of directors

The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued

☒ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: ______

Or ☐ No action by stockholders is required, name change only.

☐ Officer's Statement (foreign qualified entities only) -
Name in home state, if using a modified name in Nevada: ______

Jurisdiction of formation: ______

Changes to takes the following effect:

☐ The entity name has been amended.
☐ The purpose of the entity has been amended.
☐ The authorized shares have been amended.
☐ Other: (specify changes) ______

☐ Dissolution
☐ Merger
☐ Conversion

* Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

Page 1 of 2
Revised: 9/1/2023

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)	Date: Time: (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: ☐ The entity name has been amended. ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) ☐ The purpose of the entity has been amended. ☒ The authorized shares have been amended. ☐ The directors, managers or general partners have been amended. ☐ IRS tax language has been added. ☐ Articles have been added. ☐ Articles have been deleted. ☐ Other. The articles have been amended as follows: (provide article numbers, if available) Article 8 - see attachment (attach additional page(s) if necessary)
6. Signature: (Required)	X ______________________ CHIEF EXECUTIVE OFFICER Signature of Officer or Authorized Signer Title X ______________________ Signature of Officer or Authorized Signer Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

See attachment.

This form must be accompanied by appropriate fees.

Page 2 of 2
Revised: 9/1/2023

ATTACHMENT

AMENDMENT TO

ARTICLES OF INCORPORATION

OF

LQR HOUSE INC.

Article 8 of the Articles of Incorporation of LQR House Inc. (the “Corporation”) is hereby amended, restated, superseded and replaced in its entirety by the following:

Article 8 – Authorizes Shares

The number of shares of stock which the Corporation shall have authority to issue is 350,000,000 shares, $0.0001 par value per share, all of which shares are designated as common stock (“Common Stock”).

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/YHC2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V74128-Z90071

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

LQR House Inc.

The Board of Directors recommends you vote FOR the following:

Nominees:	**For**	**Against**	**Abstain**
1a. Sean Dollinger	☐	☐	☐
1b. Yilin Lu	☐	☐	☐
1c. Lijun Chen	☐	☐	☐
1d. Jing Lu	☐	☐	☐
1e. Hong Chun Yeung	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

4

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement and Form 10-K are available at www.proxyvote.com.

V74129-Z90071

LQR HOUSE INC.
Annual Meeting of Stockholders
May 30, 2025 5:00 p.m., Eastern Time
This proxy is solicited on behalf of the Board of Directors

The stockholder(s) hereby appoint(s) Sean Dollinger and Alexandra Hoffman, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of LQR House Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 5:00 p.m., Eastern Time, on May 30, 2025, virtually at www.virtualshareholdermeeting.com/YHC2025, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued to be on reverse side